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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                _____________

                                  FORM 8-K
                                _____________

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  November 3, 1997



                              PLASTI-LINE, INC.
             (Exact Name of Registrant as Specified in Charter)





         TENNESSEE
(STATE OR OTHER JURISDICTION          005-38151                 62-1218546
     OF INCORPORATION)          (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION NO.)
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                               623 E. EMORY ROAD
                           KNOXVILLE, TENNESSEE 37849
                    (Address of Principal Executive Offices)

                                 (423) 938-1511
              (Registrant's telephone number, including area code)

                                NOT APPLICABLE.
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS.

     On November 3, 1997, Plasti-Line, Inc., a Tennessee corporation (the
"Company"), PL Holding Corp., a Tennessee corporation ("Parent"), PL
Acquisition Corp., a Tennessee corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and James R. Martin entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Parent will purchase all of the outstanding shares of common stock, par value $.001 per share (the
"Common Stock"), of the Company at a price of $14.50 per share, in cash (the
"Merger Consideration"), upon the terms and subject to the conditions set forth in the Merger Agreement.

     Pursuant to the terms of the Merger Agreement, as soon as practicable after the satisfaction of the terms and conditions set forth therein, Merger
Sub will be merged with and into the Company (the "Merger") with the Company surviving the Merger as a wholly owned subsidiary of Parent. At the time at which the Merger is consummated, each then outstanding share of Common Stock
(other than shares of Common Stock held as treasury stock of the Company, shares held by Parent and its affiliates, and shares held by stockholders of the Company who exercise their dissenters' rights pursuant to the Tennessee
Business Corporation Act) will be converted into the right to receive the Merger Consideration.

     The Merger is conditioned upon, among other things, the approval of the Merger Agreement by a majority of the shares of Common Stock held by shareholders other than Martin, Parent and their affiliates, and the ability of Parent and Merger Sub to obtain the necessary financing.

     A press release announcing the execution of the Merger Agreement was released by the Company on November 4, 1997 (the "Press Release").

     The Merger Agreement and the Press Release are attached hereto as Exhibits
99.1 and 99.2, respectively, and each is incorporated herein by reference in its entirety. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such Exhibits.


ITEM 7. EXHIBITS

99.1 Agreement and Plan of Merger, dated as of November 3, 1997, by and among Plasti-Line, Inc., PL Holding Corp., PL Acquisition Corp. and James R.
     Martin.

99.2 Press Release, dated November 4, 1997, issued by Plasti-Line, Inc.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PLASTI-LINE, INC.
                                        (Registrant)




Date:  November 5, 1997                 By: /s/ Mark J. Deuschle
                                            -----------------------
                                            Mark J. Deuschle
                                            Vice President--Finance






















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